UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

PEOPLES ENERGY CORPORATION
(Exact name of registrants as specified in their charters)

Illinois	1-5540	36-2642766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Peoples Energy Corporation will give a presentation to securities analysts and investors in Chicago, Illinois on April 13, 2005. A copy of the slides to be provided at the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) The following are furnished as exhibits to this Form 8-K.

Exhibit
Number	Description
99.1	Information to be disclosed at a presentation to securities analysts and investors on April 13, 2005.

Forward-Looking Information. This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's outlook for earnings and capital expenditures for fiscal year 2005. Generally, the words "may," "could," "project," "believe," "anticipate," "estimate," "plan," "forecast," "will be," and similar words identify forward-looking statements. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: adverse decisions in proceedings before the Illinois Commerce Commission concerning the prudence review of the utility subsidiaries' gas purchases; the effects of the Company's organizational restructuring; the future health of the United States and Illinois economies; the timing and extent of changes in interest rates and energy commodity prices, including but not limited to the effect of gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, interest expense and earnings from the Oil and Gas Production segment; adverse resolution of material litigation; effectiveness of the Company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the United States, Illinois and other states where the Company does business; changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; the Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting the Company's Gas Distribution, Oil and Gas Production and Power Generation segments; Aquila Inc.'s financial ability to perform under its power sales agreements with Elwood Energy LLC; drilling risks and the inherent uncertainty of oil and gas reserve estimates; weather related energy demand; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's most recent Form 10-K filed with the SEC under Item 1 - Business and Item 7 - Management's Discussion and Analysis, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Current Report on Form 8-K are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrants)

Date: April 13, 2005	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Senior Vice President and Chief Financial Officer